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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS SECOND

QUARTER 2025 FINANCIAL RESULTS

● Second-quarter 2025 GAAP diluted EPS of $0.70, compared to $0.80 GAAP diluted EPS in the second quarter of 2024
● Second-quarter 2025 non-GAAP diluted EPS of $1.10, compared to $1.23 non-GAAP diluted EPS in the second quarter of 2024
● Maintains guidance for 2025 non-GAAP diluted EPS of $4.80 to $4.94, mid-single digit 2025 Adjusted
EBITDA growth,

and sales growth of 2% to 4%
●
Takes

next steps in collaboration with KKR to pursue additional opportunities to create shareholder value
MELVILLE,

N.Y.,

August 5, 2025 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest

provider of health
care solutions to office-based dental and medical practitioners, today reported financial results for the second quarter ended
June 28, 2025.

“We had good sales growth

in our Global Distribution Group this quarter while experiencing lower margins in the
U.S. versus the prior year primarily resulting from lower glove pricing as well as time-limited targeted sales initiatives. We are pleased with the results from these initiatives and have returned to normal levels of promotional activity.

Our Specialty
Products and Technology

Groups continued to deliver strong results, driven primarily by sales from innovative products and solutions,

and cost efficiencies,” said Stanley M. Bergman, Chairman of the Board and Chief Executive Officer of

Henry
Schein. “Our full-year guidance, which we are maintaining, continues to reflect earnings weighted to the second half of the year. We

expect 2025 to be the base year from which to grow and achieve our previously provided long-term goal of high-
single digit to low-double digit earnings growth.”
“Partnering with KKR Capstone,

we have engaged two leading global management consulting firms to support our efforts to enhance distribution gross margins,

including accelerating sales of our owned-products portfolio,

and to support our
ongoing company-wide initiatives to increase efficiencies. We expect these projects, which expand on our BOLD+1 strategy,
to start producing results towards the beginning of 2026, and will support our ongoing initiatives to drive superior customer satisfaction and our financial goal of high-single digit to low-double digit earnings growth,” Mr.

Bergman added.
Second Quarter 2025 Financial Results
●
Total

net sales

for the quarter were $3.2 billion. As-reported total net sales increased 3.3% and reflects 1.9% internal sales growth, 0.8% sales growth from acquisitions, and a 0.6% sales increase resulting from foreign currency exchange. Second-quarter sales growth is detailed in Exhibit A
1
.

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●
Global Distribution and Value

-Added Services sales

for the quarter increased 2.9%, and by 2.4% in constant
currencies compared with the second quarter of 2024. The main components include:
● Global Dental Distribution merchandise sales

for the quarter increased 0.3% and decreased 0.4% in
constant currencies compared with the second quarter of 2024. U.S. volume increased at lower average selling prices compared with the second quarter of 2024, partly due to glove pricing and time-limited targeted sales initiatives. International sales were impacted by the timing of Easter.
● Global Dental Distribution equipment sales

for the quarter increased 3.0%, and by 1.6% in constant
currencies compared with the second quarter of 2024. Sales growth was strong internationally and offset by lower sales in the U.S., resulting from a slow-down in orders beginning in May due to short-term economic uncertainty resulting from tariffs,

which then returned to normal by the end of the quarter.
● Global Medical Distribution sales

for the quarter increased 6.1%, and by 6.0% in constant currencies compared with the second quarter of 2024, reflecting increased patient traffic to physician offices

,

strong
growth in our home solutions business, and growth from acquisitions.

●
Global Value

-added Services sales
for the quarter increased 3.6%, and by 3.7% in constant currencies compared with the second quarter of 2024. Sales growth was impacted this quarter by lower sales in our practice transitions business as a result of a high prior year comparable.
●
Global Specialty Products sales

for the quarter increased 4.2%, and by 3.3% in constant currencies compared with the second quarter of 2024, reflecting continued growth in implant and biomaterial sales as well as endodontic consumables, offset in part by lower orthodontic sales.

●
Global Technology

sales

for the quarter increased 7.4%, and by 6.6% in constant currencies compared with the second quarter of 2024, reflecting strong sales growth in practice management systems, including Dentrix Ascend and Dentally cloud-based solutions, as well as in revenue cycle management products.

●
GAAP net income
2

for the quarter was $86 million, or $0.70 per diluted share
4
, and compares with second-quarter
2024 GAAP net income of $104 million, or $0.80 per diluted share.
●
Non-GAAP net income
2
for the quarter was $135 million, or $1.10 per diluted share
4
, and compares with second-
quarter 2024 non-GAAP net income of $158 million, or $1.23 per diluted share.

●
Adjusted EBITDA
3

for the quarter was $256 million and compares with second-quarter 2024 Adjusted EBITDA of
$268 million.
Year

-to-Date Financial Results
●
Total

net sales

for the first half of 2025 were $6.4 billion. As-reported total net sales for the first half of 2025 increased 1.6% and reflects 1.1% internal sales growth, 1.0% sales growth from acquisitions, and a 0.5% sales decrease resulting from foreign currency exchange. Year

-to-date sales growth is detailed in Exhibit A
1
.
●
GAAP net income
2

for the first half of the year was $196 million, or $1.58 per diluted share
4
, and compares with
first half of 2024 GAAP net income of $197 million, or $1.52 per diluted share.

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●
Non-GAAP net income
2
for the first half of the year was $278 million, or $2.25 per diluted share
4
, and compares
with first half 2024 non-GAAP net income of $301 million, or $2.33 per diluted share.

●
Adjusted EBITDA
3

for the first half of 2025 was $515 million, and compares with first half 2024 Adjusted EBITDA of $523 million.
Restructuring Plan
During the second quarter of 2025, the Company recorded $23 million in restructuring costs and expects to achieve annual run-rate savings of over $100 million by the end of 2025, which is when the current plan is expected to have been completed.
Share Repurchases
During the second quarter of 2025, the Company repurchased approximately 3.7 million shares of common stock at an average price of $70.88 per share for a total of $259 million.

This included approximately 3.1 million shares of its common stock under its previously announced Accelerated
Stock Repurchase plan (ASR) at an average price of $71.60 per share, for a total of $223 million, which followed the
Company’s sale of 3.3 million shares of common stock at an average price of $76.10 per share for a total of $250 million, to
KKR. The ASR plan was completed in July.

In addition, the Company repurchased approximately 0.5 million shares of common stock at an average price of
$67.36 per share, for a total of $36 million. The impact of these share repurchases on second-quarter diluted EPS was immaterial.

At the end of the quarter, Henry Schein had $432 million authorized and available for future stock repurchases, plus a
further $27 million authorized under the ASR.

2025 Financial Guidance
Henry Schein today maintained its financial guidance for 2025. Guidance is for current continuing operations as well as acquisitions that have closed and does not include the impact of restructuring expenses, amortization expense of acquired intangible assets, the insurance claim recovery associated with the cybersecurity incident, changes in contingent consideration, costs associated with shareholder advisory matters and select value creation consulting costs, and litigation settlements. This guidance also assumes that foreign currency exchange rates will remain generally consistent with current levels, that the effects of tariffs can be mitigated, and includes expected remeasurement gains related to the purchase of
controlling interests of previously held non-controlling equity investments, consistent with business strategy.

● 2025 non-GAAP diluted EPS attributable to Henry Schein, Inc. is maintained at $4.80 to $4.94, reflecting growth of
1% to 4%.

● 2025 total sales growth is unchanged and is expected to be approximately 2% to 4% over 2024.
● 2025 Adjusted EBITDA
3

growth is unchanged and is expected to increase mid-single digits compared with 2024.

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Adjustments to 2025 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2025 diluted EPS on a non-GAAP basis and for 2025 Adjusted EBITDA, as noted above. The Company is not providing a reconciliation of its 2025 non-GAAP diluted EPS guidance to its projected
2025 diluted EPS prepared on a GAAP basis, or its 2025 Adjusted EBITDA guidance to net income prepared on a GAAP basis. This is because the Company is unable to provide without unreasonable effort an estimate of restructuring costs related to an ongoing initiative to drive operating efficiencies, including the corresponding tax effect,

which will be included in the
Company’s 2025 diluted EPS and net income, prepared

on a GAAP basis. The inability to provide this reconciliation is due to the uncertainty and inherent difficulty of predicting the occurrence, magnitude, financial impact and timing of related
costs.
Management does not believe these items are representative of the Company’s underlying business performance. For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.
Second-Quarter 2025 Conference Call Webcast
The Company will hold a conference call to discuss second-quarter 2025 financial results today,

beginning at 8:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
https://investor.henryschein.com/webcasts.

In addition, a replay will be available beginning shortly after the call has ended for a period of one week.

The Company will be posting slides that provide a summary of its second-quarter 2025 financial results on its website at https://www.henryschein.com/us

-en/Corporate/investor-presentations.aspx.
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of people and technology. With

more than 25,000 Team Schein Members worldwide,

the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational success and clinical outcomes. Our Business, Clinical, Technology and Supply Chain solutions help office-based dental and
medical practitioners work more efficiently so they can provide quality care more effectively.

These solutions also support
dental laboratories, government and institutional health care clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our main distribution centers.
A FORTUNE 500 Company and a member of the S&P 500®

index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 33 countries and territories. The Company's sales reached $12.7 billion in 2024,

and
have grown at a compound annual rate of approximately 11.2 percent since Henry Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com

, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,

and @HenrySchein on X.

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Cautionary Note Regarding Forward-Looking Statements and Use of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be
materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

These statements include total sales growth, EPS and Adjusted EBITDA guidance and are generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,” “to be,” “to make” or other comparable terms. A fuller discussion of our operations, financial condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in documents we have filed with the United States Securities and Exchange
Commission, or SEC, including our Annual Report on Form 10-K, and will be contained in all subsequent periodic filings we make with
the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.
Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: our dependence on third parties for the manufacture and supply of our products and where we manufacture products, our dependence on third parties for raw materials or purchased components; risks relating to the achievement of our strategic growth objectives, including anticipated results of restructuring and value-optimization initiatives; risks related to the Strategic Partnership
Agreement with KKR Hawaii Aggregator L.P. entered into in January 2025; transitions in senior company leadership;

our ability to
develop or acquire and maintain and protect new products (particularly technology and specialty products) and services and utilize new technologies that achieve market acceptance with acceptable margins; transitional challenges associated with acquisitions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations, information systems, legal, regulatory, compliance, financial and human resources functions in connection with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; risks related to activist investors; security risks associated with our information systems and technology products and services, such as cyberattacks or other privacy or data security breaches (including the October 2023 incident); effects of a highly competitive (including, without limitation, competition from third-
party online commerce sites) and consolidating market; political, economic, and regulatory influences on the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers, and increases in fuel and energy costs; changes in laws and policies governing manufacturing, development and investment in territories and countries where we do business; general global and domestic macro-economic and political conditions, including inflation, deflation, recession, unemployment (and corresponding increase in under-insured populations), consumer confidence, sovereign debt levels, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign currencies and changes to other economic indicators; failure to comply with existing and future regulatory requirements, including relating to health care;
risks associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health records or transmissions; changes in tax legislation, changes in tax rates and availability of
certain tax deductions; risks related to product liability, intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks, epidemics, pandemics (such as the COVID-19 pandemic), or similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; the threat or outbreak of war (including, without limitation, geopolitical wars), terrorism or public unrest (including, without limitation, the war in
Ukraine, the Israel-Gaza war and other unrest and threats in the Middle East and the possibility of a wider European or global conflict);
changes to laws and policies governing foreign trade, tariffs and sanctions or greater restrictions on imports and exports, including changes to international trade agreements and the current imposition of (and the potential for additional) tariffs by the U.S. on numerous countries and retaliatory tariffs; supply chain disruption; litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management, (including, without limitation, succession planning for our Chief Executive
Officer), employee hiring and retention, increases in labor costs or health care costs, and our relationships with customers, suppliers and manufacturers; and disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative importance or priority.
We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.
Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results.

We undertake
no duty and have no obligation to update forward-looking statements except as required by law.

Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude certain items. In the schedule attached to the press release, the non-GAAP measures have
been reconciled to and should be considered together with the Consolidated Statements of Income. Management believes that non-GAAP

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financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded include integration and restructuring costs, and amortization of acquisition-related assets, because the amount and timing of such charges
are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis.
These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.
1
See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign currency exchange rates and excludes sales from acquisitions.
2

See Exhibit B for a reconciliation of GAAP net income and diluted EPS to non-GAAP net income and diluted EPS.
3
See Exhibit C for a reconciliation of GAAP net income to Adjusted EBITDA.
4

References to diluted EPS refer to diluted EPS attributable to Henry Schein, Inc.
CONTACTS:

Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project

Officer
graham.stanley@henryschein.com
(631) 843-5500

Media
Tim Vassilakos
Vice President,

Global Corporate Communications
timothy.vassilakos@henryschein.com
(516)-510-0926
(TABLES TO

FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED STATEMENTS

OF INCOME
(in millions, except share and per share data)
(unaudited)
Three Months Ended Six Months Ended
June 28, June 29, June 28, June 29,
2025 2024 2025 2024
Net sales

$ 3,240 $ 3,136 $ 6,408 $ 6,308
Cost of sales

2,224 2,118 4,392 4,278
Gross profit

1,016 1,018 2,016 2,030
Operating expenses:
Selling, general and administrative

778 781 1,516 1,572
Depreciation and amortization 64 63 126 124
Restructuring costs 23 15 48 25
Operating income 151 159 326 309
Other income (expense):
Interest income

9 6 15 11
Interest expense

(38) (32) (73) (62)
Other, net

(1) (1) (2) 1
Income before taxes, equity in earnings of affiliates and
noncontrolling interests
121 132 266 259
Income taxes (31) (33) (66) (65)
Equity in earnings of affiliates, net of tax 4 6 7 9
Net income 94 105 207 203
Less: Net income attributable to noncontrolling interests

(8) (1) (11) (6)
Net income attributable to Henry Schein, Inc. $ 86 $ 104 $ 196 $ 197
Earnings per share attributable to Henry Schein, Inc.:
Basic

$ 0.71 $ 0.81 $ 1.59 $ 1.53
Diluted

$ 0.70 $ 0.80 $ 1.58 $ 1.52
Weighted-average common shares

outstanding:
Basic

121,927,867 127,784,380 122,852,702 128,252,628
Diluted

122,636,948 128,646,506 123,739,381 129,206,780

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, except share data)
June 28, December 28,
2025 2024
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents

$ 145 $ 122
Accounts receivable, net of allowance for credit losses of $86 and $78 1,645 1,482
Inventories, net 1,908 1,810
Prepaid expenses and other

545 569
Total current assets

4,243 3,983
Property and equipment, net

587 531
Operating lease right-of-use assets 300 293
Goodwill

4,085 3,887
Other intangibles, net

1,041 1,023
Investments and other 650 501
Total assets

$ 10,906 $ 10,218
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable

$ 918 $ 962
Bank credit lines

901 650
Current maturities of long-term debt

27 56
Operating lease liabilities 81 75
Accrued expenses:
Payroll and related

285 303
Taxes

170 139
Other

625 618
Total current liabilities

3,007 2,803
Long-term debt

2,090 1,830
Deferred income taxes

147 102
Operating lease liabilities 259 259
Other liabilities

504 387
Total liabilities

6,007 5,381
Redeemable noncontrolling interests

811 806
Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
121,895,045 outstanding on June 28, 2025 and
124,155,884 outstanding on December 28, 2024 1 1
Additional paid-in capital 186 -
Retained earnings

3,485 3,771
Accumulated other comprehensive loss

(227) (379)
Total Henry Schein, Inc. stockholders' equity 3,445 3,393
Noncontrolling interests 643 638
Total stockholders' equity

4,088 4,031
Total liabilities, redeemable noncontrolling interests

and stockholders' equity
$ 10,906 $ 10,218

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED STATEMENTS

OF CASH FLOWS
(in millions)/(unaudited)
Three Months Ended Six Months Ended
June 28, June 29, June 28, June 29,
2025 2024 2025 2024
Cash flows from operating activities:
Net income $ 94 $ 105 $ 207 $ 203
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization

76 74 149 147
Impairment charge on intangible assets - - 1 -
Non-cash restructuring charges 2 5 3 6
Stock-based compensation expense 11 12 16 20
Provision for losses on trade and other accounts receivable

3 2 5 7
Benefit from deferred income taxes - (21) (7) (19)
Equity in earnings of affiliates (4) (6) (7) (9)
Distributions from equity affiliates

6 7 8 9
Changes in unrecognized tax benefits (3) 1 (1) 3
Other

(4) (3) (31) (9)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable

(26) 80 (100) 270
Inventories

(15) 33 (29) 107
Other current assets

(38) 9 37 50
Accounts payable and accrued expenses

18 (2) (94) (292)
Net cash provided by operating activities 120 296 157 493
Cash flows from investing activities:
Purchases of property and equipment (32) (37) (63) (78)
Payments related to equity investments and business acquisitions, net of cash acquired

(50) (161) (101) (181)
Proceeds from loan to affiliate 2 2 2 3
Capitalized software costs (14) (11) (26) (20)
Other

(4) (2) (9) (5)
Net cash used in investing activities

(98) (209) (197) (281)
Cash flows from financing activities:
Net change in bank credit lines 33 242 248 242
Proceeds from issuance of long-term debt

94 - 244 90
Principal payments for long-term debt

(6) (117) (21) (177)
Debt issuance costs (2) - (2) -
Issuance of common stock 250 - 250 -
Proceeds from issuance of stock upon exercise of stock options

- 1 1 2
Payments for repurchases and retirement of common stock

(286) (100) (447) (175)
Payments for taxes related to shares withheld for employee taxes (2) (1) (14) (8)
Distributions to noncontrolling shareholders (14) (22) (18) (28)
Payments for contingent consideration (7) - (19) -
Acquisitions of noncontrolling interests in subsidiaries

(4) (117) (77) (211)
Net cash provided by (used in) financing activities 56 (114) 145 (265)
Effect of exchange rate changes on cash and cash equivalents (60) 6 (82) 20
Net change in cash and cash equivalents 18 (21) 23 (33)
Cash and cash equivalents, beginning of period

127 159 122 171
Cash and cash equivalents, end of period

$ 145 $ 138 $ 145 $ 138

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Exhibit A - Second Quarter Sales
Henry Schein, Inc.
2025 Second Quarter
Sales Summary
(in millions)
(unaudited)
Q2 2025 over Q2 2024
Constant Currency Growth
Q2 2025 Q2 2024
Local Internal
Growth
Acquisition
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added Services
Merchandise $ 602 $ 609 -1.2% 0.0% -1.2% 0.0% -1.2%
Equipment 219 230 -4.7% 0.0% -4.7% 0.0% -4.7%
Value-Added Services 51 51 -2.0% 1.1% -0.9% 0.0% -0.9%
Total Dental 872 890 -2.1% 0.0% -2.1% 0.0% -2.1%
Medical 988 930 4.6% 1.7% 6.3% 0.0% 6.3%
Total U.S. Distribution and Value

-Added Services
1,860 1,820 1.3% 0.9% 2.2% 0.0% 2.2%
International Distribution and Value

-Added Services
Merchandise 616 605 -0.4% 0.9% 0.5% 1.4% 1.9%
Equipment 220 196 7.1% 2.0% 9.1% 3.0% 12.1%
Value-Added Services 7 5 -1.0% 54.6% 53.6% -0.7% 52.9%
Total Dental 843 806 1.5% 1.4% 2.9% 1.8% 4.7%
Medical 28 28 -3.3% 0.0% -3.3% 2.0% -1.3%
Total International Distribution

and Value-Added Services
871 834 1.3% 1.4% 2.7% 1.8% 4.5%
Global Distribution and Value-Added

Services
Global Merchandise 1,218 1,214 -0.8% 0.4% -0.4% 0.7% 0.3%
Global Equipment 439 426 0.7% 0.9% 1.6% 1.4% 3.0%
Global Value-Added

Services
58 56 -1.9% 5.6% 3.7% -0.1% 3.6%
Global Dental 1,715 1,696 -0.4% 0.7% 0.3% 0.8% 1.1%
Global Medical 1,016 958 4.4% 1.6% 6.0% 0.1% 6.1%
Total Global Distribution and Value

-Added Services
2,731 2,654 1.3% 1.1% 2.4% 0.5% 2.9%
Global Specialty Products 386 370 3.6% -0.3% 3.3% 0.9% 4.2%
Global Technology 167 156 6.6% 0.0% 6.6% 0.8% 7.4%
Eliminations (44) (44) n/a n/a n/a n/a n/a
Total Global $ 3,240 $ 3,136 1.9% 0.8% 2.7% 0.6% 3.3%
Note: Prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit A - Year-to-Date

Sales
Henry Schein, Inc.
2025 Second Quarter Year

-to-Date
Sales Summary
(in millions)
(unaudited)
Q2 2025 Year

-to-Date over Q2 2024 Year

-to-Date
Constant Currency Growth
Q2 2025 Q2 2024
Local Internal
Growth
Acquisition
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added Services
Merchandise $ 1,193 $ 1,201 -0.7% 0.0% -0.7% 0.0% -0.7%
Equipment 406 435 -6.7% 0.0% -6.7% 0.0% -6.7%
Value-Added Services 96 103 -8.9% 1.6% -7.3% 0.0% -7.3%
Total Dental 1,695 1,739 -2.7% 0.1% -2.6% 0.0% -2.6%
Medical 2,018 1,928 3.2% 1.5% 4.7% 0.0% 4.7%
Total U.S. Distribution and Value

-Added Services
3,713 3,667 0.4% 0.8% 1.2% 0.0% 1.2%
International Distribution and Value

-Added Services
Merchandise 1,210 1,223 -0.1% 0.9% 0.8% -1.8% -1.0%
Equipment 417 393 5.0% 1.7% 6.7% -0.6% 6.1%
Value-Added Services 14 9 0.1% 61.7% 61.8% -6.2% 55.6%
Total Dental 1,641 1,625 1.1% 1.5% 2.6% -1.6% 1.0%
Medical 53 55 -3.7% 0.0% -3.7% -0.8% -4.5%
Total International Distribution

and Value-Added Services
1,694 1,680 1.0% 1.4% 2.4% -1.6% 0.8%
Global Distribution and Value-Added

Services
Global Merchandise 2,403 2,424 -0.4% 0.4% 0.0% -0.9% -0.9%
Global Equipment 823 828 -1.2% 0.9% -0.3% -0.3% -0.6%
Global Value-Added

Services
110 112 -8.2% 6.4% -1.8% -0.5% -2.3%
Global Dental 3,336 3,364 -0.8% 0.7% -0.1% -0.8% -0.9%
Global Medical 2,071 1,983 3.1% 1.4% 4.5% -0.1% 4.4%
Total Global Distribution and Value

-Added Services
5,407 5,347 0.6% 1.0% 1.6% -0.5% 1.1%
Global Specialty Products 753 730 2.0% 1.8% 3.8% -0.7% 3.1%
Global Technology 329 313 5.0% 0.0% 5.0% 0.1% 5.1%
Eliminations (81) (82) n/a n/a n/a n/a n/a
Total Global $ 6,408 $ 6,308 1.1% 1.0% 2.1% -0.5% 1.6%
Note: Prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit B
Henry Schein, Inc.
2025 Second Quarter and Year

-to-Date
Reconciliation of reported GAAP net income and diluted EPS attributable to Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein, Inc.
(in millions, except per share data)
(unaudited)
Second Quarter
Year

-to-Date
% %
2025 2024 Growth 2025 2024 Growth
Net income attributable to Henry Schein, Inc. $ 86 $ 104 (16.8) % $ 196 $ 197 (0.4) %
Diluted EPS attributable to Henry Schein, Inc. $ 0.70 $ 0.80 (12.5) % $ 1.58 $ 1.52 3.9%
Non-GAAP Adjustments, net of tax and attribution to
noncontrolling interests
Restructuring costs (1) $ 16 $ 11 $ 33 $ 18
Acquisition intangible amortization (2) 27 28 54 56
Cyber incident-insurance proceeds, net of third-party advisory expenses (3) - (6) (15) (2)
Change in contingent consideration (4) - 17 (2) 28
Costs associated with shareholder advisory matters and select value creation consulting costs (5) 5 - 11 -
Litigation settlements (6) 1 4 1 4
Non-GAAP adjustments to net income $ 49 $ 54 $ 82 $ 104
Non-GAAP adjustments to diluted EPS

0.40 0.43 0.67 0.81
Non-GAAP net income attributable to Henry Schein, Inc. $ 135 $ 158 (15.0) % $ 278 $ 301 (7.7) %
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.10 $ 1.23 (10.6) % $ 2.25 $ 2.33 (3.4) %
Management believes that non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating our business.
These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

Net income growth rates are based on actual values and may not recalculate due to rounding.

Amounts may not sum due to rounding.
(1)

Restructuring Costs
The following table presents details of our restructuring costs:
Second Quarter
Year

-to-Date
2025 2024 2025 2024
Restructuring costs - pre-tax, as reported $ 23 $ 15 $ 48 25
Income tax benefit (5) (3) (12) (6)
Amount attributable to noncontrolling interests (2) (1) (3) (1)
Restructuring costs, net $ 16 $ 11 $ 33 $ 18

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(2)

Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Second Quarter
Year

-to-Date
2025 2024 2025 2024
Acquisition intangible amortization - pre-tax, as reported $ 44 $ 47 $ 87 93
Income tax benefit (11) (12) (21) (23)
Amount attributable to noncontrolling interests (6) (7) (12) (14)
Acquisition intangible amortization, net $ 27 $ 28 $ 54 $ 56
(3)

Represents cyber insurance proceeds, net of one time professional and other fees related to remediation of our Q4
2023 cyber incident.

During Q1 2025, we received insurance proceeds of $20 million ($15 million, net of taxes)
under this policy representing the remaining insurance recovery of losses related to the cyber incident.

During Q2
2024, we received insurance proceeds of $10 million ($8 million, net of taxes) representing a partial insurance recovery of losses related to the cyber incident.

One time professional and other fees were $3 million ($2 million, net of taxes) and $8 million ($6 million, net of taxes), for Q2 2024 and YTD 2024, respectively.
(4)

Represents a change in the fair value of contingent consideration of $2 million ($2 million, net of taxes) recorded during YTD 2025 related to our acquisitions and $23 million ($17 million, net of taxes) and $38 million ($28 million, net of taxes) recorded during Q2 2024 and YTD 2024, respectively, related to a 2023 acquisition.
(5)

Represents costs associated with shareholder advisory matters and select value creation consulting costs of $6 million
($5 million, net of taxes) and $14 million ($11 million, net of taxes) recorded during Q2 2025 and YTD 2025, respectively.
(6)

Represents Q2 2025 and YTD 2025 settlement amounts for litigation at one of our businesses.

Represents Q2 2024
and YTD 2024 settlement amounts for litigation related to the October 2023 cyber incident and settlement of certain opioid related lawsuits.

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Exhibit C
Henry Schein, Inc.
2025 Second Quarter and Year-to-Date
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
Second Quarter Year-to-Date
2025 2024 2025 2024
Net income attributable to Henry Schein, Inc. (GAAP) $ 86 $ 104 $ 196 197
Income attributable to noncontrolling interests 8 1 11 6
Net income (GAAP) 94 105 207 203
Definitional adjustments:
Interest income (9) (6) (15) (11)
Interest expense 38 32 73 62
Income taxes 31 33 66 65
Depreciation and amortization 76 74 149 147
Non-GAAP adjustments:
Restructuring costs 23 15 48 25
Cyber incident-insurance proceeds, net of third-party advisory expenses - (7) (20) (2)
Impairment of intangible assets - - 1 -
Change in contingent consideration - 23 (2) 38
Costs associated with shareholder advisory matters and select value creation consulting costs 6 - 14 -
Litigation settlements 1 5 1 5
Other adjustments:
Equity in earnings of affiliates, net of tax (4) (6) (7) (9)
Adjusted EBITDA (non-GAAP) $ 256 $ 268 $ 515 $ 523
Adjusted EBITDA is a non-GAAP measure that we calculate in the manner reflected on Exhibit C. We define Adjusted EBITDA as net income, excluding (i) net
income attributable to noncontrolling interests, (ii) interest income and expense, (iii) income taxes, (iv) depreciation and amortization, (v) restructuring costs, (vi)
cyber incident-insurance proceeds, net of third-party advisory expenses, (vii) impairment of intangible assets, (viii)

change in contingent consideration, (ix) costs
associated with shareholder advisory matters and select value creation consulting costs, (x) litigation settlements and (xi) equity in earnings of affiliates, net of tax.

Amounts may not sum due to rounding.